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                                                                    EXHIBIT 10.2


             AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT BY AND BETWEEN
              MAURICE B. NEWMAN AND THE SIRENA APPAREL GROUP, INC.


               This Amendment (the "Amendment"), dated as of July 1, 1998, is entered into by and between Maurice B. Newman (the "Employee") and The Sirena Apparel Group, Inc. (the "Company") and amends that certain Employment Agreement, effective as of September 29, 1997, by and between the Company and the Employee (the "Agreement").

               NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and in the Agreement, the parties hereto agree that all references to "Chief Operating Officer" contained in the Agreement, which two references are in Sections 1.1 and 3.2(e), have been amended to read in full as "Chief Executive Officer."

               All other provisions of the Agreement shall be unaffected by this Amendment and shall remain in full force and effect.

               IN WITNESS WHEREOF, the Company and the Employee have caused this Amendment to be executed as of the date set forth above.


                                   THE SIRENA APPAREL GROUP, INC.


                                   By:  /s/ Douglas Arbetman
                                        ----------------------------------------
                                        Douglas Arbetman, Vice Chairman and
                                        President

                                        /s/ Maurice B. Newman
                                        ----------------------------------------
                                        Maurice B. Newman


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